------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 14, 2000


        VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of October 31, 2000, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-D).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
    --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee            333-75405                62-0997810
-----------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                            37804
---------------------                                         ----------
(Address of Principal                                         (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (423) 380-3000

-----------------------------------------


Former Address:

-----------------------------------------

Item 5.  Other Events

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-D, Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc., as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc. are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)      Exhibits:

99.1 Computational Materials - Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/ David Jordan
  -----------------------------------
    Name: David Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By  /s/ Amber Krupacs
  -------------------------
    Name: Amber Krupacs
    Title: Vice President


Dated: November 15, 2000

                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1 Computational Materials - Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc.

SUBJECT TO REVISION
SERIES TERM SHEET DATED November 14, 2000


                                 $278,285,694
      [LOGO OMITTED]
                     Vanderbilt Mortgage and Finance, Inc.
                              Seller and Servicer

                         Manufactured Housing Contract
         Senior/Subordinated Pass-Through Certificates, Series 2000-D


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-D. The Series Term Sheet has been prepared by Vanderbilt Mortgage and Finance, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Bear, Stearns & Co., Inc. nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.




Credit Suisse First Boston                            Bear, Stearns & Co., Inc.

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
-------------------------------------------------------------------------------


PRELIMINARY INFORMATION ONLY

Offered Certificates



                    Class A-1     Class A-2    Class A-3       Class A-4     Class A-5     Class M-1     Class B-1     Class B-2
----------------------------------------------------------------------------------------------------------------------------------
Amount:             $63,000,000   $61,000,000   $43,000,000    $61,193,000   $12,523,000   $11,132,000   $11,132,000   $15,305,694
Type:                  Fixed         Fixed         Fixed          Fixed         Fixed         Fixed         Fixed         Fixed
Coupon:                [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%
Approx. Price          [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%
Yield (%):             [TBD]%        [TBD]%        [TBD]%        [TBD]%         [TBD]%        [TBD]%        [TBD]%        [TBD]%
Spread (bps):           TBD           TBD           TBD            TBD           TBD           TBD           TBD           TBD
Avg Life                1.00          3.00          5.23          9.96          13.36          9.32          6.40         11.45
(To Call):
Avg Life                1.00          3.00          5.23         10.04          16.83          9.81          6.40         14.87
(To Mat):
1st Prin Pymt          12/00         11/02         01/05          08/07         04/14         11/05         11/05         01/09
(To Call):
Last Prin Pymt         11/02         01/05         08/07          04/14         04/14         04/14         01/09         04/14
(To Call):
Last Prin Pymt         11/02         01/05         08/07          11/15         04/20         04/20         01/09         03/30
(To Mat):
Stated Mat:            01/09         01/14         02/18          07/27         12/30         12/30         06/18         12/30
Expected Settlement:  11/28/00      11/28/00      11/28/00      11/28/00       11/28/00      11/28/00      11/28/00      11/28/00
Payment Delay:         6 days        6 days        6 days        6 days         6 days        6 days        6 days        6 days
Interest Payment       30/360        30/360        30/360        30/360         30/360        30/360        30/360        30/360
Basis:
Dated Date:           11/1/00       11/1/00       11/1/00        11/1/00       11/1/00       11/1/00       11/1/00       11/1/00
Ratings               Aaa/AAA       Aaa/AAA       Aaa/AAA        Aaa/AAA       Aa3/AA-         A2/A        Baa2/BBB      Baa2/BBB
(Moody's/Fitch):
Pricing Date:           TBD           TBD           TBD            TBD           TBD           TBD           TBD           TBD
Prepayment Speed:     200% MHP      200% MHP      200% MHP      200% MHP       200% MHP      200% MHP      200% MHP      200% MHP





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 2

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
-------------------------------------------------------------------------------



Title of Securities:           Vanderbilt Mortgage and Finance, Inc.
                               Manufactured Housing Contract, Senior/Subordinate
                               Pass-Through Certificates, Series 2000-D

                               Class A-1, Class A-2, Class A-3, Class A-4,
                               Class A-5, Class M-1, Class B-1, and Class B-2 fixed rate certificates.

Seller:                        Vanderbilt Mortgage and Finance, Inc.

Servicer:                      Vanderbilt Mortgage and Finance, Inc.

Underwriters:                  Credit Suisse First Boston Corporation (lead)
                               Bear, Stearns & Co., Inc. (co)

Trustee:                       The Chase Manhattan Bank

Credit Enhancement:            1) Excess interest
                               2) Subordination
                               3) Limited Guarantee of Clayton Homes, Inc. (Class B-2 only)

Excess Interest:               Excess interest cashflows will be available as credit enhancement.


Collateral:                    Fixed rate manufactured housing contracts and loans, except for less than 2% of the loans that are adjustable rate loans.



Subordination:
                               ------------------------------------------------------------------------------
                                                                  Rating
                               Class                           (Moody's/Fitch)           Subordination
                               ------------------------------------------------------------------------------
                               Class A-1 - A-4                     Aaa/AAA                     18.00%
                               Class A-5                           Aa3/AA-                     13.50%
                               Class M-1                            A2/A                        9.50%
                               Class B-1                          Baa2/BBB                      5.50%
                               Class B-2                          Baa2/BBB                      N/A
                               ------------------------------------------------------------------------------




Class Sizes:

                               ------------------------------------------------------------------------------
                                                                   Rating
                               Class                           (Moody's/Fitch)             Class Size
                               ------------------------------------------------------------------------------
                               Class A-1 - A-4                     Aaa/AAA                     82.00%
                               Class A-5                           Aa3/AA-                      4.50%
                               Class M-1                            A2/A                        4.00%
                               Class B-1                          Baa2/BBB                      4.00%
                               Class B-2                          Baa2/BBB                      5.50%
                               ------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 3

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
-------------------------------------------------------------------------------


OFFERED CERTIFICATES

Total Size:                    $ 278,285,694 (approximate)

Maximum Rate:                  Remittance rates on the Class A-1, A-2, A-3, A-4, A-5, M-1, B-1 and B-2
                               Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of 1.25%.

Servicing Fee:                 For as long as Vanderbilt is the servicer, the servicing fee of 1.25% per annum is subordinate to the Offered Certificates on a monthly basis.

Cashflow Priority:             PRICING BASE CASE CLASS M-1 AND CLASS B DISTRIBUTION TEST IS MET:

                               1) Current interest and any previously unreimbursed interest to Classes A-1 through A-4;
                               2) The Class A percentage of the Formula Principal Distribution Amount sequentially to
                                  Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;
                               3) Current interest and any previously unreimbursed interest to Class A-5 Certificates;
                               4) Remaining Class A percentage of the Formula Principal Distribution Amount to Class A-5
                                  until such class is reduced to zero;
                               5) Current interest and any previously unreimbursed interest to Class M-1 Certificates;
                               6) Mezzanine percentage of the Formula Principal Distribution Amount to Class M-1 until such class is reduced to zero;
                               7) Current interest and any previously unreimbursed interest to Class B-1 Certificates;
                               8) Class B percentage of the Formula Principal Distribution Amount to Class B-1 until such class is reduced to zero;
                               9) Current interest and any previously unreimbursed interest to Class B-2 Certificates;
                              10) Remaining Formula Principal Distribution Amount to Class B-2 until such class is reduced to zero;
                              11) The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
                              12) As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                              13) Any remainder to the Class R Certificates.



----------------------------------------------------------------------------
|            |               |              |               |               |
|Class A-1   |   Class A-2   |   Class A-3  |   Class A-4   |   Class A-5   |
|(AAA/Aaa)   |   (AAA/Aaa)   |   (AAA/Aaa)  |   (AAA/Aaa)   |   (AA-/Aa3)   |
|            |               |              |               |               |
|            |               |              |               |               |
----------------------------------------------------------------------------
|                               |             Class M-1(A/A2)               |
|     5-Year Lockout            |-------------------------------------------
|                               |     Class B-1       |     Class B-2       |
|                               |    (BBB/Baa2)       |    (BBB/Baa2)       |
----------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 4

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
-------------------------------------------------------------------------------

Cashflow Priority:   CLASS M-1 AND CLASS B DISTRIBUTION TEST IS NOT MET:

          1) Current interest and any previously unreimbursed interest to Classes A-1 through A-4 Certificates;
          2) 100% of the Formula Principal Distribution Amount sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero;
          3) Current interest and any previously unreimbursed interest to Class A-5 Certificates;
          4) 100% of remaining formula principal payments to Class A-5 until such Class is reduced to zero;
          5) Current interest and any previously unreimbursed interest to Class M-1 Certificates;
          6) 100% of remaining formula principal payments to Class M-1 until such Class is reduced to zero;
          7) Current interest and any previously unreimbursed interest to Class B-1 Certificates;
          8) 100% of remaining formula principal payments to Class B-1 until such Class is reduced to zero;
          9) Current interest and any previously unreimbursed interest to Class B-2 Certificates;
          10) 100% of remaining formula principal payments to Class B-2 until such Class is reduced to zero;
          11) The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;
          12) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
          13) Any remainder to the Class R Certificates.

--------------------------------------------------------------------------------------------------------------------
|             |            |             |              |              |             |              |              |
|             |            |             |              |              |             |              |              |
| Class A-1   | Class A-2  |  Class A-3  |  Class A-4   |  Class A-5   |  Class M-1  | Class B-1    |   Class B-2  |
| (AAA/Aaa)   | (AAA/Aaa)  |  (AAA/Aaa)  |  (AAA/Aaa)   |  (AA-/Aa3)   |    (A/A2)   | (BBB/Baa2)   |  (BBB/Baa2)  |
|             |            |             |              |              |             |              |              |
|             |            |             |              |              |             |              |              |
--------------------------------------------------------------------------------------------------------------------

     THE CLASS M-1 AND CLASS B TRIGGERS ARE MET IF:

          1)  Remittance Date is on or after November 2005
          2) Class M-1 Percentage plus Class B Percentage is at least [23.63]% (which is 1.75 times the sum of the original Class M-1 Percentage and the original Class B Percentage).
          3) Cumulative Realized Losses do not exceed [7]% for year 2005, [8]% for year 2006, and [9]% for year 2007 and beyond of the Original Principal Balance of the Contracts
          4)  Current Realized Loss Ratio does not exceed [2.75]%
          5)  Average 60 Day Delinquency Ratio does not exceed [5]%
          6)  Average 30 Day Delinquency Ratio does not exceed [7]%
          7) Class B-2 Principal Balance must not be less than $[5,565,714] (which represents approximately 2% of the Total Original Principal Balance).

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 5

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

Cleanup Call:                  The Servicer may call the Certificates at
                               par plus accrued interest after the remaining pool balance is less than 10% of the Cut-off
                               Date pool principal balance.

Remittance Date:               The 7th day of each month or, if such day is not
                               a business day, the next succeeding business day, beginning in [December] 2000.

Interest Accrual:              Interest will accrue from the 1st day of the
                               preceding month until the 30th day of the preceding month. Interest is calculated using a 30/360 day count.

ERISA Considerations:          All classes of certificates are
                               expected to be ERISA eligible. However,
                               investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

Prospectus:                    The Certificates are being offered pursuant to
                               a Prospectus which includes a Prospectus
                               Supplement (together, the "Prospectus").
                               Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                               Sales of the Certificates may not be
                               consummated unless the purchaser has received the Prospectus.

Further Information:           Call the ABS trading desk at (212)
                               325-2747, John Herbert at (212) 325-2412, Susan
                               Menkhaus at (212) 325-3475, Jack Macdowell at
                               (212) 325-1251, or Phil Li at (212) 325-5945
                               with questions.


Summary Collateral Information

Total Collateral Amount:                                                        $278,285,694
Average Unpaid Prin. Balance:                                                     $39,517.99
Maximum Original Balance:                                                        $252,700.00
Weighted Average Collateral Coupon:                                                  11.550%
Coupon Range:                                                              8.000% -  18.490%
Weighted Average Maturity (months):                                                      249
Weighted Average Original Term (months):                                                 253
Weighted Average LTV:                                                                85.212%
New:                                                                                  77.37%
Used:                                                                                 22.63%
Multi-wide:                                                                           50.59%
Site Built:                                                                           11.50%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 6

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class A-1--Price/Yield

CUSIP                                        Face                   $63,000,000.00       Settle at Pricing
Coupon                  7.02                 Original Balance       $63,000,000.00       Accrual begins       11/1/2000
Delay                   6                    Current Balance        $63,000,000.00       Factor Date          N/A
Stated Maturity         N/A                  Factor                 1
Type                    SEN FIX

                   Price               150MHP             175MHP           200MHP            225MHP           250MHP
                                        Yield
                 99.7188                7.267              7.284            7.301             7.317            7.334
                 99.7344                7.253              7.269            7.284             7.299            7.314
                 99.7500                7.240              7.253            7.267             7.280            7.294
                 99.7656                7.226              7.238            7.250             7.262            7.274
                 99.7813                7.212              7.223            7.233             7.243            7.254
                 99.7969                7.199              7.207            7.216             7.225            7.234
                 99.8125                7.185              7.192            7.199             7.206            7.214
                 99.8281                7.171              7.177            7.182             7.188            7.194
                 99.8438                7.158              7.161            7.165             7.169            7.173
                 99.8594                7.144              7.146            7.149             7.151            7.153
                 99.8750                7.130              7.131            7.132             7.132            7.133
                 99.8906                7.116              7.116            7.115             7.114            7.113
                 99.9063                7.103              7.100            7.098             7.096            7.093
                 99.9219                7.089              7.085            7.081             7.077            7.073
                 99.9375                7.075              7.070            7.064             7.059            7.053
                 99.9531                7.062              7.055            7.047             7.040            7.033
                 99.9688                7.048              7.039            7.031             7.022            7.013
                 99.9844                7.035              7.024            7.014             7.003            6.993
                100.0000                7.021              7.009            6.997             6.985            6.973
                100.0156                7.007              6.994            6.980             6.967            6.953
                100.0313                6.994              6.978            6.963             6.948            6.933
                100.0469                6.980              6.963            6.947             6.930            6.913
                100.0625                6.966              6.948            6.930             6.911            6.893
                100.0781                6.953              6.933            6.913             6.893            6.873
                100.0938                6.939              6.918            6.896             6.875            6.853

                     WAL                 1.25               1.11             1.00              0.91             0.84
        Principal Window       Dec00 to May03     Dec00 to Feb03   Dec00 to Nov02    Dec00 to Sep02   Dec00 to Aug02


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 7

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class A-2--Price/Yield

CUSIP                                        Face                  $61,000,000.00    Settle at Pricing
Coupon                 7.065                 Original Balance      $61,000,000.00    Accrual begins      11/1/2000
Delay                  6                     Current Balance       $61,000,000.00    Factor Date         N/A
Stated Maturity        N/A                   Factor                1
Type                   SEN FIX


                  Price                 150MH                175MHP            200MHP              225MHP                    250MHP
                                        Yield
                99.7188                 7.221                 7.227             7.232               7.238                     7.244
                99.7344                 7.216                 7.221             7.226               7.232                     7.237
                99.7500                 7.211                 7.216             7.220               7.225                     7.230
                99.7656                 7.206                 7.210             7.214               7.218                     7.222
                99.7813                 7.202                 7.205             7.208               7.212                     7.215
                99.7969                 7.197                 7.200             7.202               7.205                     7.208
                99.8125                 7.192                 7.194             7.196               7.199                     7.201
                99.8281                 7.187                 7.189             7.190               7.192                     7.194
                99.8438                 7.182                 7.183             7.184               7.186                     7.187
                99.8594                 7.177                 7.178             7.178               7.179                     7.180
                99.8750                 7.172                 7.172             7.172               7.173                     7.173
                99.8906                 7.167                 7.167             7.166               7.166                     7.166
                99.9063                 7.162                 7.161             7.160               7.160                     7.159
                99.9219                 7.157                 7.156             7.154               7.153                     7.152
                99.9375                 7.152                 7.150             7.148               7.147                     7.145
                99.9531                 7.147                 7.145             7.142               7.140                     7.138
                99.9688                 7.142                 7.139             7.137               7.134                     7.131
                99.9844                 7.138                 7.134             7.131               7.127                     7.123
               100.0000                 7.133                 7.129             7.125               7.120                     7.116
               100.0156                 7.128                 7.123             7.119               7.114                     7.109
               100.0313                 7.123                 7.118             7.113               7.107                     7.102
               100.0469                 7.118                 7.112             7.107               7.101                     7.095
               100.0625                 7.113                 7.107             7.101               7.094                     7.088
               100.0781                 7.108                 7.101             7.095               7.088                     7.081
               100.0938                 7.103                 7.096             7.089               7.081                     7.074

                    WAL                  3.75                  3.33              3.00                2.73                      2.50
       Principal Window        May03 to Feb06        Feb03 to Jul05    Nov02 to Jan05      Sep02 to Sep04            Aug02 to May04


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 8

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class A-3--Price/Yield


CUSIP                                         Face                   $43,000,000.00    Settle at Pricing
Coupon                  7.44                  Original Balance       $43,000,000.00    Accrual begins    11/1/2000
Delay                   6                     Current Balance        $43,000,000.00    Factor Date       N/A
Stated Maturity         N/A                   Factor                 1
Type                    SEN FIX


                   Price                150MHP                 175MHP            200MHP            225MHP                    250MHP
                                         Yield
                 99.7188                 7.587                  7.590             7.594             7.597                     7.601
                 99.7344                 7.584                  7.587             7.590             7.593                     7.597
                 99.7500                 7.581                  7.583             7.586             7.589                     7.592
                 99.7656                 7.578                  7.580             7.583             7.585                     7.588
                 99.7813                 7.575                  7.577             7.579             7.581                     7.583
                 99.7969                 7.572                  7.573             7.575             7.577                     7.579
                 99.8125                 7.569                  7.570             7.571             7.573                     7.574
                 99.8281                 7.566                  7.567             7.568             7.569                     7.570
                 99.8438                 7.562                  7.563             7.564             7.565                     7.565
                 99.8594                 7.559                  7.560             7.560             7.561                     7.561
                 99.8750                 7.556                  7.556             7.556             7.556                     7.556
                 99.8906                 7.553                  7.553             7.553             7.552                     7.552
                 99.9063                 7.550                  7.550             7.549             7.548                     7.548
                 99.9219                 7.547                  7.546             7.545             7.544                     7.543
                 99.9375                 7.544                  7.543             7.541             7.540                     7.539
                 99.9531                 7.541                  7.540             7.538             7.536                     7.534
                 99.9688                 7.538                  7.536             7.534             7.532                     7.530
                 99.9844                 7.535                  7.533             7.530             7.528                     7.525
                100.0000                 7.532                  7.529             7.527             7.524                     7.521
                100.0156                 7.529                  7.526             7.523             7.520                     7.516
                100.0313                 7.526                  7.523             7.519             7.515                     7.512
                100.0469                 7.523                  7.519             7.515             7.511                     7.508
                100.0625                 7.520                  7.516             7.512             7.507                     7.503
                100.0781                 7.517                  7.513             7.508             7.503                     7.499
                100.0938                 7.514                  7.509             7.504             7.499                     7.494

                     WAL                  6.78                   5.93              5.23              4.68                      4.24
        Principal Window        Feb06 to Jun09         Jul05 to Jun08    Jan05 to Aug07    Sep04 to Nov06            May04 to Feb06


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 9

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class A-4--Price/Yield

CUSIP                                          Face                    $61,193,000.00    Settle at Pricing
Coupon                    7.84                 Original Balance        $61,193,000.00    Accrual begins    11/1/2000
Delay                     6                    Current Balance         $61,193,000.00    Factor Date       N/A
Stated Maturity           N/A                  Factor                  1
Type                      SEN FIX


                     Price               150MHP                  175MHP            200MHP            225MHP                  250MHP
                                          Yield
                   99.7188                7.989                   7.991             7.992             7.994                   7.995
                   99.7344                7.987                   7.988             7.990             7.991                   7.993
                   99.7500                7.985                   7.986             7.987             7.988                   7.990
                   99.7656                7.983                   7.984             7.985             7.986                   7.987
                   99.7813                7.981                   7.982             7.982             7.983                   7.984
                   99.7969                7.979                   7.979             7.980             7.981                   7.982
                   99.8125                7.977                   7.977             7.978             7.978                   7.979
                   99.8281                7.975                   7.975             7.975             7.976                   7.976
                   99.8438                7.973                   7.973             7.973             7.973                   7.974
                   99.8594                7.970                   7.971             7.971             7.971                   7.971
                   99.8750                7.968                   7.968             7.968             7.968                   7.968
                   99.8906                7.966                   7.966             7.966             7.966                   7.965
                   99.9063                7.964                   7.964             7.964             7.963                   7.963
                   99.9219                7.962                   7.962             7.961             7.961                   7.960
                   99.9375                7.960                   7.959             7.959             7.958                   7.957
                   99.9531                7.958                   7.957             7.956             7.956                   7.955
                   99.9688                7.956                   7.955             7.954             7.953                   7.952
                   99.9844                7.954                   7.953             7.952             7.950                   7.949
                  100.0000                7.952                   7.951             7.949             7.948                   7.946
                  100.0156                7.950                   7.948             7.947             7.945                   7.944
                  100.0313                7.947                   7.946             7.945             7.943                   7.941
                  100.0469                7.945                   7.944             7.942             7.940                   7.938
                  100.0625                7.943                   7.942             7.940             7.938                   7.936
                  100.0781                7.941                   7.939             7.937             7.935                   7.933
                  100.0938                7.939                   7.937             7.935             7.933                   7.930

                       WAL                12.12                   10.98              9.96              9.03                    8.18
          Principal Window       Jun09 to Jul16          Jun08 to Apr15    Aug07 to Apr14    Nov06 to May13          Feb06 to Jul12


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 10

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------


VMF00D, Class A-5--Price/Yield

CUSIP                                         Face                   $12,523,000.00    Settle at Pricing
Coupon                   8.14                 Original Balance       $12,523,000.00    Accrual begins     11/1/2000
Delay                    6                    Current Balance        $12,523,000.00    Factor Date        N/A
Stated Maturity          N/A                  Factor                 1
Type                     SEN FIX


                    Price               150MHP                 175MHP            200MHP             225MHP                   250MHP
                                         Yield
                  99.7188                8.296                  8.297             8.298              8.299                    8.299
                  99.7344                8.294                  8.295             8.296              8.296                    8.297
                  99.7500                8.293                  8.293             8.294              8.294                    8.295
                  99.7656                8.291                  8.291             8.292              8.292                    8.293
                  99.7813                8.289                  8.289             8.290              8.290                    8.291
                  99.7969                8.287                  8.287             8.288              8.288                    8.289
                  99.8125                8.285                  8.286             8.286              8.286                    8.286
                  99.8281                8.283                  8.284             8.284              8.284                    8.284
                  99.8438                8.282                  8.282             8.282              8.282                    8.282
                  99.8594                8.280                  8.280             8.280              8.280                    8.280
                  99.8750                8.278                  8.278             8.278              8.278                    8.278
                  99.8906                8.276                  8.276             8.276              8.276                    8.276
                  99.9063                8.274                  8.274             8.274              8.274                    8.273
                  99.9219                8.272                  8.272             8.272              8.272                    8.271
                  99.9375                8.271                  8.270             8.270              8.270                    8.269
                  99.9531                8.269                  8.268             8.268              8.267                    8.267
                  99.9688                8.267                  8.266             8.266              8.265                    8.265
                  99.9844                8.265                  8.265             8.264              8.263                    8.263
                 100.0000                8.263                  8.263             8.262              8.261                    8.261
                 100.0156                8.262                  8.261             8.260              8.259                    8.258
                 100.0313                8.260                  8.259             8.258              8.257                    8.256
                 100.0469                8.258                  8.257             8.256              8.255                    8.254
                 100.0625                8.256                  8.255             8.254              8.253                    8.252
                 100.0781                8.254                  8.253             8.252              8.251                    8.250
                 100.0938                8.252                  8.251             8.250              8.249                    8.248

                      WAL                15.61                  14.36             13.36              12.44                    11.61
         Principal Window       Jul16 to Jul16         Apr15 to Apr15    Apr14 to Apr14     May13 to May13           Jul12 to Jul12


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 11

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class M-1--Price/Yield

CUSIP                                         Face                   $11,132,000.00    Settle at Pricing
Coupon                   8.53                 Original Balance       $11,132,000.00    Accrual begins     11/1/2000
Delay                    6                    Current Balance        $11,132,000.00    Factor Date        N/A
Stated Maturity          N/A                  Factor                 1
Type                     MEZ FIX


                    Price               150MHP                 175MHP            200MHP             225MHP                   250MHP
                                         Yield
                  99.7188                8.705                  8.705             8.706              8.707                    8.707
                  99.7344                8.702                  8.703             8.703              8.704                    8.705
                  99.7500                8.700                  8.700             8.701              8.701                    8.702
                  99.7656                8.697                  8.698             8.698              8.699                    8.699
                  99.7813                8.695                  8.695             8.696              8.696                    8.696
                  99.7969                8.692                  8.693             8.693              8.693                    8.694
                  99.8125                8.690                  8.690             8.690              8.691                    8.691
                  99.8281                8.688                  8.688             8.688              8.688                    8.688
                  99.8438                8.685                  8.685             8.685              8.685                    8.685
                  99.8594                8.683                  8.683             8.683              8.683                    8.683
                  99.8750                8.680                  8.680             8.680              8.680                    8.680
                  99.8906                8.678                  8.678             8.678              8.677                    8.677
                  99.9063                8.675                  8.675             8.675              8.675                    8.674
                  99.9219                8.673                  8.673             8.672              8.672                    8.672
                  99.9375                8.671                  8.670             8.670              8.669                    8.669
                  99.9531                8.668                  8.668             8.667              8.667                    8.666
                  99.9688                8.666                  8.665             8.665              8.664                    8.664
                  99.9844                8.663                  8.663             8.662              8.661                    8.661
                 100.0000                8.661                  8.660             8.659              8.659                    8.658
                 100.0156                8.658                  8.658             8.657              8.656                    8.655
                 100.0313                8.656                  8.655             8.654              8.653                    8.653
                 100.0469                8.654                  8.652             8.652              8.651                    8.650
                 100.0625                8.651                  8.650             8.649              8.648                    8.647
                 100.0781                8.649                  8.647             8.646              8.646                    8.645
                 100.0938                8.646                  8.645             8.644              8.643                    8.642

                      WAL                10.38                   9.78              9.32               8.91                     8.53
         Principal Window       Dec05 to Jul16         Nov05 to Apr15    Nov05 to Apr14     Nov05 to May13           Nov05 to Jul12


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 12

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class B-1--Price/Yield

CUSIP                                           Face                    $11,132,000.00    Settle at Pricing
Coupon                   9.37                   Original Balance        $11,132,000.00    Accrual begins     11/1/2000
Delay                    6                      Current Balance         $11,132,000.00    Factor Date        N/A
Stated Maturity          N/A                    Factor                  1
Type                     MEZ FIX


                    Price                 150MHP                  175MHP            200MHP             225MHP                250MHP
                                           Yield
                  99.7188                  9.581                   9.581             9.582              9.582                 9.583
                  99.7344                  9.577                   9.578             9.579              9.579                 9.579
                  99.7500                  9.574                   9.575             9.575              9.575                 9.576
                  99.7656                  9.571                   9.571             9.572              9.572                 9.572
                  99.7813                  9.568                   9.568             9.568              9.569                 9.569
                  99.7969                  9.564                   9.565             9.565              9.565                 9.565
                  99.8125                  9.561                   9.561             9.562              9.562                 9.562
                  99.8281                  9.558                   9.558             9.558              9.558                 9.558
                  99.8438                  9.555                   9.555             9.555              9.555                 9.555
                  99.8594                  9.551                   9.551             9.551              9.551                 9.551
                  99.8750                  9.548                   9.548             9.548              9.548                 9.548
                  99.8906                  9.545                   9.545             9.545              9.544                 9.544
                  99.9063                  9.542                   9.541             9.541              9.541                 9.541
                  99.9219                  9.538                   9.538             9.538              9.537                 9.537
                  99.9375                  9.535                   9.535             9.534              9.534                 9.534
                  99.9531                  9.532                   9.531             9.531              9.531                 9.530
                  99.9688                  9.529                   9.528             9.528              9.527                 9.527
                  99.9844                  9.525                   9.525             9.524              9.524                 9.523
                 100.0000                  9.522                   9.521             9.521              9.520                 9.520
                 100.0156                  9.519                   9.518             9.517              9.517                 9.516
                 100.0313                  9.516                   9.515             9.514              9.513                 9.513
                 100.0469                  9.513                   9.511             9.511              9.510                 9.509
                 100.0625                  9.509                   9.508             9.507              9.506                 9.506
                 100.0781                  9.506                   9.505             9.504              9.503                 9.502
                 100.0938                  9.503                   9.501             9.500              9.500                 9.499

                      WAL                   6.83                    6.56              6.40               6.26                  6.14
         Principal Window         Dec05 to Nov09          Nov05 to May09    Nov05 to Jan09     Nov05 to Oct08        Nov05 to Jul08


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 13

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

VMF00D, Class B-2--Price/Yield

CUSIP                                          Face                    $15,305,694.00    Settle at Pricing
Coupon                   9.5                   Original Balance        $15,305,694.00    Accrual begins    11/1/2000
Delay                    6                     Current Balance         $15,305,694.00    Factor Date       N/A
Stated Maturity          N/A                   Factor                  1
Type                     JUN FIX


                    Price                150MHP                  175MHP            200MHP            225MHP                  250MHP
                                          Yield
                  97.3125                10.054                  10.066            10.078            10.090                  10.102
                  97.3281                10.051                  10.064            10.075            10.087                  10.099
                  97.3438                10.049                  10.062            10.073            10.085                  10.096
                  97.3594                10.047                  10.059            10.071            10.082                  10.094
                  97.3750                10.045                  10.057            10.068            10.080                  10.091
                  97.3906                10.042                  10.055            10.066            10.077                  10.089
                  97.4063                10.040                  10.052            10.063            10.075                  10.086
                  97.4219                10.038                  10.050            10.061            10.072                  10.083
                  97.4375                10.035                  10.047            10.058            10.069                  10.081
                  97.4531                10.033                  10.045            10.056            10.067                  10.078
                  97.4688                10.031                  10.043            10.054            10.064                  10.076
                  97.4844                10.029                  10.040            10.051            10.062                  10.073
                  97.5000                10.026                  10.038            10.049            10.059                  10.071
                  97.5156                10.024                  10.036            10.046            10.057                  10.068
                  97.5313                10.022                  10.033            10.044            10.054                  10.065
                  97.5469                10.019                  10.031            10.041            10.052                  10.063
                  97.5625                10.017                  10.029            10.039            10.049                  10.060
                  97.5781                10.015                  10.026            10.036            10.047                  10.058
                  97.5938                10.013                  10.024            10.034            10.044                  10.055
                  97.6094                10.010                  10.021            10.032            10.042                  10.052
                  97.6250                10.008                  10.019            10.029            10.039                  10.050
                  97.6406                10.006                  10.017            10.027            10.037                  10.047
                  97.6563                10.003                  10.014            10.024            10.034                  10.045
                  97.6719                10.001                  10.012            10.022            10.032                  10.042
                  97.6875                 9.999                  10.010            10.019            10.029                  10.040

                      WAL                 12.99                   12.13             11.45             10.83                   10.27
         Principal Window        Nov09 to Jul16          May09 to Apr15    Jan09 to Apr14    Oct08 to May13          Jul08 to Jul12


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 14

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------


Total Collateral   $278,285,694.14

Cut Off Date of Tape:  10/31/00

-----------------------------------------------------------------------------

Number of Loans:                                            7,042

Aggregate Unpaid Principal Balance:               $278,285,694.14
Aggregate Original Principal Balance:             $280,359,826.92
Weighted Average Gross Coupon:                            11.550%
Gross Coupon Range:                             8.000% -  18.490%
-----------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $39,517.99
Average Original Principal Balance:                    $39,812.53

Maximum Unpaid Principal Balance:                     $252,398.90
Minimum Unpaid Principal Balance:                       $4,436.12

Maximum Original Principal Balance:                   $252,700.00
Minimum Original Principal Balance:                     $4,950.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         249.171
Stated Rem Term Range:                          30.000 -  360.000

Weighted Average Age :                                      3.747
Age Range:                                       0.000 -  162.000

Weighted Average Original Term:                           252.918
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             85.212
Original LTV Range:                            0.000% -   100.000%

--------------------------------------------------------------------


Greatest Zip Code Concentration
ZIP   37087   20 Loans                      0.32%                  $877,014.40



New                                        77.37%              $215,319,483
Used                                       22.63%               $62,966,210


Multi-section                              50.59%              $140,773,848
Single-section                             49.41%              $137,511,846


Not Parked                                 65.23%              $181,529,579
Parked                                     23.26%               $64,742,555
Site Built                                 11.50%               $32,013,561

Fixed Rate Collateral                      98.24%               273,390,421.97
Adjustable Rate Collateral                  1.76%                 4,895,272.17

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 15

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------


Geographical Distribution of Manufactured Homes as of Origination


                                        Aggregate Principal    Pct.
                   Number of Contracts  Balance Outstanding      of
 State             As of Cut-off Date    As of Cut-off Date    Total
 -----             -------------------  -------------------   -----
 Alabama                           139            5,225,694    1.88
 Alaska                              1               48,200     .02
 Arizona                           110            4,976,234    1.79
 Arkansas                          135            5,864,733    2.11
 California                         34            1,594,698     .57
 Colorado                           69            3,024,998    1.09
 Connecticut                         4              284,959     .10
 Delaware                           11              502,110     .18
 Florida                           391           18,143,479    6.52
 Georgia                           192            6,981,955    2.51
 Hawaii                              2               60,963     .02
 Idaho                               5              215,969     .08
 Illinois                           46            1,995,041     .72
 Indiana                           141            4,820,895    1.73
 Iowa                               12              316,912     .11
 Kansas                             32            1,375,618     .49
 Kentucky                          415           15,064,291    5.41
 Louisiana                         198            7,744,912    2.78
 Maryland                           17              838,355     .30
 Massachusetts                       6              313,891     .11
 Michigan                          141            5,049,645    1.81
 Minnesota                          30            1,145,912     .41
 Mississippi                        93            2,988,376    1.07
 Missouri                           81            2,686,219     .97
 Montana                             4              172,074     .06
 Nebraska                            4              101,256     .04
 Nevada                              7              349,253     .13
 New Hampshire                       6              194,637     .07
 New Jersey                         19            1,662,856     .60
 New Mexico                         65            2,858,347    1.03
 New York                           71            3,885,486    1.40
 North Carolina                    979           41,313,296   14.85
 North Dakota                        6              134,582     .05
 Ohio                              129            4,112,688    1.48
 Oklahoma                           86            3,493,636    1.26
 Oregon                             18            1,057,546     .38
 Pennsylvania                       43            1,990,920     .72
 Rhode Island                        3              284,223     .10
 South Carolina                    505           19,131,256    6.87
 South Dakota                        9              377,570     .14
 Tennessee                       1,001           38,158,486   13.71
 Texas                           1,305           48,658,984   17.49
 Utah                                9              666,361     .24
 Vermont                             2              159,879     .06
 Virginia                          344           13,666,625    4.91
 Washington                         18              918,388     .33
 Washington DC                       2              169,820     .06
 West Virginia                      74            2,527,056     .91
 Wisconsin                          16              577,935     .21
 Wyoming                            11              351,426     .13
 Other                               1               47,050     .02
 ------------------------------------------------------------------
 TOTAL                           7,042          278,285,694  100.00
 ==================================================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 16

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

Years of Origination of Contracts


                                 Aggregate Principal    Pct.
 Contract  Number of Contracts   Balance Outstanding     of
 Date      As of Cut-off Date    As of Cut-off Date    Total
 --------  -------------------  -------------------   -----
 1987                        3              108,011     .04
 1988                        1               93,753     .03
 1989                        2               63,187     .02
 1990                        2               72,301     .03
 1991                       64              866,759     .31
 1992                        1               21,902     .01
 1993                        5               89,740     .03
 1994                        1               37,056     .01
 1995                        2               85,159     .03
 1996                       34            1,006,372     .36
 1997                       20              522,772     .19
 1998                      130            6,257,981    2.25
 1999                      512           27,882,830   10.02
 2000                    6,265          241,177,872   86.67
 ----------------------------------------------------------
 TOTAL                   7,042          278,285,694  100.00
 ==============================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 17

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------

Distribution of Original Amounts


                                                      Aggregate Principal    Pct.
 Range of                        Number of Contracts  Balance Outstanding     of
 Original Principal Balance      As of Cut-off Date   As of Cut-off Date    Total
 --------------------------      -------------------  -------------------   -----
 $       0.00 - $   5,000.00                       1                4,803     .00
 $   5,000.01 - $  10,000.00                     137            1,116,969     .40
 $  10,000.01 - $  15,000.00                     392            4,879,653    1.75
 $  15,000.01 - $  20,000.00                     547            9,331,934    3.35
 $  20,000.01 - $  25,000.00                     703           15,645,521    5.62
 $  25,000.01 - $  30,000.00                     888           24,358,528    8.75
 $  30,000.01 - $  35,000.00                     967           31,167,214   11.20
 $  35,000.01 - $  40,000.00                     733           27,245,327    9.79
 $  40,000.01 - $  45,000.00                     474           20,044,536    7.20
 $  45,000.01 - $  50,000.00                     402           18,953,182    6.81
 $  50,000.01 - $  55,000.00                     389           20,370,691    7.32
 $  55,000.01 - $  60,000.00                     338           19,317,826    6.94
 $  60,000.01 - $  65,000.00                     266           16,514,443    5.93
 $  65,000.01 - $  70,000.00                     188           12,616,851    4.53
 $  70,000.01 - $  75,000.00                     150           10,833,324    3.89
 $  75,000.01 - $  80,000.00                     118            9,118,622    3.28
 $  80,000.01 - $  85,000.00                      62            5,094,321    1.83
 $  85,000.01 - $  90,000.00                      56            4,863,072    1.75
 $  90,000.01 - $  95,000.00                      46            4,201,780    1.51
 $  95,000.01 - $ 100,000.00                      33            3,217,353    1.16
 $ 100,000.01 - $ 105,000.00                      22            2,238,108     .80
 $ 105,000.01 - $ 110,000.00                      18            1,915,264     .69
 $ 110,000.01 - $ 115,000.00                      17            1,891,258     .68
 $ 115,000.01 - $ 120,000.00                      18            2,053,150     .74
 $ 120,000.01 - $ 125,000.00                      11            1,342,318     .48
 $ 125,000.01 - $ 130,000.00                      11            1,382,819     .50
 $ 130,000.01 - $ 135,000.00                       6              790,329     .28
 $ 135,000.01 - $ 140,000.00                      13            1,780,750     .64
 $ 140,000.01 - $ 145,000.00                      10            1,418,267     .51
 $ 145,000.01 - $ 150,000.00                       7            1,033,755     .37
 $ 155,000.01 - $ 160,000.00                       3              465,205     .17
 $ 160,000.01 - $ 165,000.00                       1              163,309     .06
 $ 165,000.01 - $ 170,000.00                       2              336,094     .12
 $ 170,000.01 or greater                          13            2,579,118     .93
 --------------------------------------------------------------------------------
 TOTAL                                         7,042          278,285,694  100.00
 ================================================================================


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 18

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------




Distribution of Original Loan-to-Value Ratios


                                                        Aggregate Principal   Pct.
 Range of                        Number of Contracts    Balance Outstanding    of
 Loan To Values                  As of Cut-off Date    As of Cut-off Date    Total
 --------------                  -------------------  -------------------   -----
   Less than 61.000%                             352            9,413,523    3.38
  61.000% -  65.999%                             211            6,902,768    2.48
  66.000% -  70.999%                             287           10,743,005    3.86
  71.000% -  75.999%                             427           17,720,678    6.37
  76.000% -  80.999%                             711           30,360,540   10.91
  81.000% -  85.999%                             947           37,569,356   13.50
  86.000% -  90.999%                           2,328          100,253,041   36.03
  91.000% - 100.000%                           1,779           65,322,783   23.47
 --------------------------------------------------------------------------------
 TOTAL                                         7,042          278,285,694  100.00
 ================================================================================


Cut-off Date Contract Rate


                                             Aggregate Principal    Pct.
 Range of Contracts by  Number of Contracts  Balance Outstanding     of
 Contract Rate          As of Cut-off Date    As of Cut-off Date    Total
 ---------------------  -------------------  -------------------   -----
   0.000% -  8.000%                       7              352,004     .13
   8.001% -  9.000%                     160            9,760,527    3.51
   9.001% - 10.000%                     788           49,800,743   17.90
  10.001% - 11.000%                   2,109           92,305,356   33.17
  11.001% - 12.000%                     959           40,883,522   14.69
  12.001% - 13.000%                     747           24,229,547    8.71
  13.001% - 14.000%                   1,442           39,523,600   14.20
  14.001% - 15.000%                     457           12,690,337    4.56
  15.001% - 16.000%                     338            8,143,440    2.93
  16.001% - 17.000%                      29              508,218     .18
  17.001% - 18.000%                       5               73,646     .03
  18.001% - 19.000%                       1               14,753     .01
 -----------------------------------------------------------------------
 TOTAL                                7,042          278,285,694  100.00
 =======================================================================


Remaining Months to Maturity


                                                      Aggregate Principal    Pct.
 Months Remaining                Number of Contracts  Balance Outstanding     of
 As of Cut-off Date              As of Cut-off Date    As of Cut-off Date   Total
 ------------------              -------------------  -------------------   -----
     1 -  72                                     213            2,492,069     .90
    73 -  84                                     297            4,435,876    1.59
    85 - 120                                     544           11,166,829    4.01
   121 - 156                                     498           12,267,759    4.41
   157 - 180                                   1,203           36,312,306   13.05
   181 - 240                                   2,426          100,202,395   36.01
   241 - 300                                     712           35,653,833   12.81
   301 - 360                                   1,149           75,754,627   27.22
 --------------------------------------------------------------------------------
 TOTAL                                         7,042          278,285,694  100.00
 ================================================================================


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 19

Vanderbilt Mortgage and Finance, Inc.
Manufactured Housing Contract, Senior/Subordinate Pass-Through Certificates, Series 2000-D
$278,285,694 (approximate)
---------------------------------------------------------------------------------------------------------------------



Distribution of Model Years


                              Aggregate Principal     Pct.
         Number of Contracts  Balance Outstanding       of
 HOMEYR  As of Cut-off Date    As of Cut-off Date    Total
 ------  -------------------  -------------------   -----
 1967                      1               10,661     .00
 1970                      1               14,692     .01
 1971                      8               84,004     .03
 1972                     15              261,079     .09
 1973                      8              101,663     .04
 1974                      7              148,003     .05
 1975                      7              128,417     .05
 1976                      8              123,506     .04
 1977                     14              264,124     .09
 1978                     14              211,563     .08
 1979                     24              366,481     .13
 1980                     13              222,663     .08
 1981                     20              291,369     .10
 1982                     29              446,006     .16
 1983                     34              456,927     .16
 1984                     67            1,219,427     .44
 1985                     69            1,138,909     .41
 1986                     66            1,319,250     .47
 1987                     62              970,106     .35
 1988                     53            1,011,799     .36
 1989                     78            1,573,449     .57
 1990                     77            1,624,048     .58
 1991                    105            1,911,293     .69
 1992                    135            2,611,838     .94
 1993                    118            2,891,825    1.04
 1994                    181            4,736,414    1.70
 1995                    251            7,028,143    2.53
 1996                    422           12,986,142    4.67
 1997                    379           13,248,706    4.76
 1998                    396           15,777,245    5.67
 1999                    917           46,381,097   16.67
 2000                  2,047           95,341,543   34.26
 2001                  1,416           63,383,303   22.78
 --------------------------------------------------------
 TOTAL                 7,042          278,285,694  100.00
 =============================================

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Bear, Stearns & Co., Inc. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Bear, Stearns & Co., Inc. make no representations that the above referenced security will actually perform as
described in any scenario presented.                                  PAGE 20